SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LPT Variable Insurance Series Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5) Total fee paid:

         -----------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

         -----------------------------------------------------------------------






                       LPT VARIABLE INSURANCE SERIES TRUST

                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 1999


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Robertson Stephens Diversified Growth Portfolio (the "Portfolio") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California, on April 20, 1999, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve or disapprove a proposed new Sub-Advisory Agreement among Robertson, Stephens & Company Investment Management, L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on February 26, 1999, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1998, may be obtained without charge by calling (800) 852-3152 or writing to the Annuity Service Center at P.O. Box 29564, Raleigh, North Carolina 27626.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST.



                                YOUR VOTE IS IMPORTANT.
                PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.







                                    By  Order  of the Board of Trustees,

                                    GEORGE NICHOLSON
                                    Vice President, Treasurer, Principal
                                    Financial  Officer  and  Principal
                                    Accounting  Officer


March 29, 1999
Sacramento, California



                       LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 20, 1999
                                 --------------


The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), of which the Robertson Stephens Diversified Growth Portfolio (the "Portfolio") is a separate series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Portfolio to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California on April 20, 1999, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement, and the accompanying voting instruction form were first mailed to Shareholders on or about March 29, 1999.

The Trustees have fixed the close of business on February 26, 1999 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

As  of  the  Record  Date,  there  were  530,525.713  shares  of  the  Portfolio
outstanding.   See  page  8  for   information   concerning   the   "Substantial
Shareholders" of the Shares of the Trust.

VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to the Proposal, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the Proposal.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by London Pacific Life & Annuity Company ("London Pacific"). All shares of the Portfolio of the Trust are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on April 15, 1999, as the last day on which voting instructions will be accepted.

This Proxy is solicited by the Trustees.

THE  TRUSTEES  RECOMMEND  THAT  YOU  CAST  YOUR  VOTE:

FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST.

The Trust knows of no business other than that described in Proposal 1 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                   PROPOSAL 1

APPROVAL OF A PROPOSED NEW SUB-ADVISORY AGREEMENT AMONG ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("RSIM, L.P."), LPIMC INSURANCE MARKETING SERVICES (THE "ADVISER") AND THE TRUST.

On November 19, 1998, BankAmerica Corporation ("BAC") entered into a definitive agreement with Robertson Stephens Investment Management Co. LLC, a Delaware limited liability company ("New RSIM"), pursuant to which BAC has agreed to sell to New RSIM all of the outstanding shares of common stock of Robertson Stephens Investment Management Co. Inc., a wholly-owned subsidiary of BAC ("Old RSIM"). Old RSIM is the parent company of Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), the Sub-Adviser to the Portfolio. The transaction in which New RSIM will purchase the stock of Old RSIM is referred to in this Proxy Statement as the "Transaction."

The Trustees are recommending that shareholders of the Portfolio approve a new Sub-Advisory Agreement among RSIM, L.P., the Adviser and the Trust ("New RSIM Sub-Advisory Agreement"). The proposed form of New RSIM Sub-Advisory Agreement is attached hereto as Annex A. The proposed New RSIM Sub-Advisory Agreement will replace the current agreement among RSIM, L.P., the Adviser and the Trust. Shareholder approval is being sought because the Transaction will result in an "assignment" (as defined by the 1940 Act) of the current sub-advisory agreement, resulting in its automatic termination.

INFORMATION REGARDING THE TRANSACTION

BAC is the ultimate parent corporation of RSIM, L.P. As a result of the Transaction, New RSIM will become the owner of all of the outstanding beneficial interest in RSIM, L.P.

The Transaction does not contemplate any changes in the management or operations of RSIM, L.P., including any changes in the personnel managing the Portfolio or other services or business activities relating to the Portfolio. RSIM, L.P. does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Portfolio or have any adverse effect on RSIM, L.P.'s ability to fulfill its obligations to the Portfolio.

INFORMATION REGARDING NEW RSIM

New RSIM, the new ultimate parent of RSIM, L.P., is owned by G. Randall Hecht, Paul H. Stephens and Andrew F. Pilara., Jr., each of whom is currently a senior manager of RSIM, L.P. Immediately following the Transaction, New RSIM will be owned principally by those three individuals and other persons who will act as senior managers of New RSIM or as portfolio managers of other funds managed by RSIM, L.P. following the Transaction. G. Randall Hecht, Chairman and Chief Executive Officer of New RSIM, will own 29% of the membership interest in New RSIM; Mr. Stephens, Mr. Pilara and Mr. James Callinan, portfolio managers of certain funds managed by RSIM, L.P., will own 22%, 15% and 20%, respectively. The remainder of the membership interests will be owned by other employees of New RSIM or its affiliates and by other persons otherwise unaffiliated with New RSIM. Each of Messrs. Callinan, Hecht, Pilara and Stephens and Messrs. David Evans and James Foster, employees of RSIM, L.P. or its affiliates, is a member of the Board of Managers of New RSIM.

INFORMATION REGARDING RSIM, L.P.

RSIM, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The address of RSIM is 555 California Street, San Francisco, CA 94104.

The following table sets forth certain information concerning executive officers of RSIM, L.P. who are each located at 555 California Street, San Francisco, CA:


Executive Officers                  Principal Occupation:
-------------------                 --------------------------------------------
Sanford Robertson                   Chairman and Co-Founder, Robertson, Stephens &
                                    Company; Shareholder of Robertson Stephens Investment
                                    Management Co. Inc.

Paul Stephens                       Chief Investment Officer and Co-Founder, Robertson,
                                    Stephens & Company; Portfolio Manager, Robertson
                                    Stephens Investment Trust; Shareholder of Robertson
                                    Stephens Investment Co. Inc.

Michael McCaffery                   President and Chief Executive Officer, Robertson, Stephens
                                    & Company; Shareholder of Robertson Stephens
                                    Investment Co. Inc.

Kenneth Fitzsimmons, Jr.            Director, Syndicate/Capital Markets, Robertson, Stephens &
                                    Company; Shareholder of  Robertson Stephens Investment
                                    Co. Inc.

George Hecht                        Chief Operating Officer, Robertson, Stephens &  Company;
                                    President, Robertson Stephens Investment Trust;
                                    Shareholder of Robertson Stephens Investment Co. Inc.


THE CURRENT SUB-ADVISORY AGREEMENT

The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement between the Adviser and the Trust dated January 9, 1996, as amended. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, California. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Pursuant to the terms of the current sub-advisory agreement among RSIM, L.P., the Adviser and the Trust dated as of October 3, 1997, RSIM, L.P. is responsible for the day-to-day investment management of the Portfolio. The current sub-advisory agreement provides that RSIM, L.P. makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect investment decisions in accordance with the Portfolio's investment objective and related policies, subject to the oversight and supervision of the Adviser and of the Trust's Board of Trustees. The current sub-advisory agreement was approved by a majority of the Trustees, including a majority of the disinterested Trustees, voting in person at a meeting called for that purpose on August 22, 1997, for an initial period of two years. The current sub-advisory agreement was approved by the shareholders of the Portfolio at a meeting held on October 3, 1997.

The net assets of the Portfolio as of December 31, 1998 were $6,257,000.

Under the terms of the current sub-advisory agreement, the Adviser pays RSIM, L.P. a fee based upon the following annual rates:

Sub-Advisory Fee
------------------------------------------
 .70% of first $10 million of average daily net assets
 .65% of next $25 million of average daily net assets
 .60% of next $165 million of average daily net assets
 .55% of average daily net assets over and above $200 million

The aggregate amount of compensation paid by the Adviser to RSIM, L.P. for the period fiscal year ended December 31, 1998 was $25,275.00.


London Pacific has voluntarily agreed to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.39% of average net assets through December 31, 1999. London Pacific has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio.

The aggregate amount of brokerage commissions paid to RSIM, L.P.'s affiliated broker, Robertson, Stephens & Company LLC, in accordance with certain procedures adopted by the Trustees, for the fiscal year ended December 31, 1998 was $5,668 which represents 13.6% of the total commissions paid by the Portfolio for such period.

PROPOSED NEW RSIM SUB-ADVISORY AGREEMENT

The proposed New RSIM Sub-Advisory Agreement is substantially similar to the current sub-advisory agreement except for the dates of execution, effectiveness and termination. The form of the proposed New RSIM Sub-Advisory Agreement, attached as Annex A to this Proxy Statement, is marked to indicate changes from the current sub-advisory agreement.

THE SUB-ADVISORY FEE WILL REMAIN UNCHANGED UNDER THE PROPOSED NEW RSIM SUB-ADVISORY AGREEMENT.

It is intended that the proposed New RSIM Sub-Advisory Agreement will take effect on the later of the consummation of the Transaction and the receipt of shareholder approval and will continue in effect until the second anniversary thereof and thereafter for successive annual periods, as long as such continuance is approved in accordance with the 1940 Act.

BOARD  OF  TRUSTEES'  EVALUATION

The Board, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act ) of the Trust, RSIM, L.P. or the Adviser, approved the proposed New RSIM Sub-Advisory Agreement at a meeting held on March 8, 1999.

In evaluating the proposed New RSIM Sub-Advisory Agreement, the Trustees considered the fact that the current sub-advisory agreement and the proposed New RSIM Sub-Advisory Agreement are substantially similar. The fees to be paid to RSIM, L.P. under the proposed New RSIM Sub-Advisory Agreement are identical to the fees paid to RSIM, L.P. under the current sub-advisory agreement.

The Board considered the performance of the Portfolio to date and the skills and capabilities of the personnel of RSIM, L.P. The Board also considered the fact that all of the members of senior management of RSIM, L.P. would continue to remain in place after the Transaction and that the individual currently serving as portfolio manager of the Portfolio would continue to serve as portfolio manager of the Portfolio.

The Trustees also considered generally the expected financial position of New RSIM and the financial incentives provided to individuals involved in the management of the Portfolio.

Based on its review, the Trustees determined that the approval of the proposed New RSIM Sub-Advisory Agreement on behalf of the Portfolio will enable the Portfolio to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Portfolio and its Shareholders. At its meeting held on March 8, 1999, the Board of Trustees, including the Disinterested Trustees, called a Special Meeting of Shareholders and recommended that the New RSIM Sub-Advisory Agreement be submitted to approval by the Shareholders of the Portfolio.

REQUIRED  VOTE

Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

                      ------------------------------------
                             THE TRUSTEES RECOMMEND
                          THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 1.
                      ------------------------------------


                           PROXY SOLICITATION EXPENSES

The costs of the Meeting will be paid by RSIM, L.P., including the costs associated with the solicitation of voting instructions from London Pacific's Variable Contract owners.

                            SUBSTANTIAL SHAREHOLDERS

As of the Record Date, London Pacific and LPLA Separate Account One, a separate account of London Pacific, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1998, may be obtained without charge by calling (800) 852-3152 or writing to the Annuity Service Center at P.O. Box 29564, Raleigh, North Carolina 27626.

                                 OTHER BUSINESS

The Trustees know of no other business other than that described in Proposal 1 of the Notice which will be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

You are urged to mark, date, sign and return the voting instruction form in the enclosed envelope, which requires no postage if mailed in the United States.


                                        By  Order  of  the  Board of Trustees,



                                        George  C.  Nicholson
                                        Vice  President,  Treasurer, Principal
                                        Financial  Officer  and  Principal
                                        Accounting Officer

Dated: March 29, 1999


                                     ANNEX A

                       LPT VARIABLE INSURANCE SERIES TRUST

                     FORM OF PROPOSED SUB-ADVISORY AGREEMENT


        AGREEMENT dated as of         ,1999, among Robertson, Stephens & Company
                              --------------
Investment Management, L.P. ("RSIM"), a California limited partnership (the "Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, as amended, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on EXHIBIT A hereto (the "Portfolio") of the Trust as more fully described below; and

WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:


     1. SERVICES OF SUB-ADVISER. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, Sub-Adviser shall have the following responsibilities:

     (a) to render investment management services to and manage the Portfolio in a manner consistent with the investment objectives and other information provided to Sub-Adviser by Adviser. Subject to any restrictions imposed by Adviser or the Board of Trustees of the Trust, Adviser grants Sub-Adviser full discretion as to all investment decisions regarding the Portfolio, including, but not limited to, authority to deal in all securities and intangible investment instruments of any kind ("Securities") and full authority to exercise all rights incidental to ownership of such Securities.

To enable Sub-Adviser to exercise fully such discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Portfolio with full power and authority to sell and otherwise deal in securities contracts relating to the same for the Portfolio;

     (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

     (c) to furnish such statistical and analytical information and reports as may reasonably be required by the Adviser from time to time.

     2. OBLIGATIONS OF THE ADVISER. The Adviser shall have the following obligations under this Agreement:

     (a)  to  keep  the  Sub-Adviser   continually  and  fully  advised  of  the
Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

     (b) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

     (c) to furnish the Sub-Adviser with any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement;

     (d) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in EXHIBIT B attached hereto; and

     (e) to furnish the Sub-Adviser with copies of the Trust's Declaration of Trust and By-Laws and all amendments and supplements thereto, and the most recent prospectus and the related statement of additional information for the Portfolio (such prospectus and statement of additional information, as currently in effect, and all amendments and supplements thereto, are herein called the "Prospectus").

The Adviser or the Trust will furnish the Sub-Adviser with any amendments or supplements to the foregoing, including drafts of any revisions to the Prospectus for the Portfolio.

     3. PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     4. MARKETING SUPPORT. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company") which relate to the Portfolio, as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five
(5) business days before such approval is needed by the Sub-Adviser.

     5. SERVICE MARK. RSIM, as the owner of the service mark "Robertson Stephens Diversified Growth", has sublicensed the Robertson Stephens Diversified Growth Portfolio to include the words "Robertson Stephens" and "Diversified Growth" as part of its corporate name, subject to revocation by RSIM in the event that the Portfolio ceases to engage RSIM or its affiliates as sub-adviser. The Portfolio will be required upon demand of RSIM to change its corporate name to delete the words "Robertson Stephens" and "Diversified Growth" therefrom. This Agreement will thereupon automatically terminate and a new contract will, at such time, be submitted to a vote of the shareholders of the Portfolio.

     6. GOVERNING LAW. The Agreement shall be construed in accordance with and governed by the laws of the State of California.

     7. EXECUTION OF AGREEMENT. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

     8. COMPLIANCE WITH LAWS. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws and current registration statement applicable to the Portfolio, current copies of which shall be provided to the Sub-Adviser by Adviser, and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     9. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Trust and the Adviser at their respective principal places of business.

     10. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     11. TERM. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. AMENDMENTS. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

     13. INDEMNIFICATION. The Adviser shall indemnify and hold harmless the Sub-Adviser, its affiliates, and their respective officers, directors, principals, employees, members, agents and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of (i) any matter to which the Sub-Advisory Agreement relates, (ii) any breach by the Adviser, or its directors, officers, partners, employees or agents of any fiduciary duty owed to the Trust, (iii) any violation by the Adviser of any federal or state securities law or any other applicable law or regulation relating to its activities contemplated hereunder or (iv) the gross negligence, malfeasance or bad faith of the Adviser or any of its affiliates, directors, officers, partners, employees, members or agents. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons; provided that failure to provide such notice shall not affect Adviser's obligation under this paragraph unless the failure to notify materially precludes the defense of such claim. In the event that the Adviser, within 20 days of receiving such notice, fails to assume the defense of the Indemnified Party, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such action, on behalf of and for the account and risk of the Adviser.

     The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, the
Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of the last sentence of the previous paragraph.

     14. LIMITATION OF LIABILITY. (a) The Sub-Adviser will use its best efforts in performing its duties under this Agreement, and shall not be liable to the Trust or the Portfolio for any error of judgment including, but not limited to any error in judgment with respect to buying or selling securities on behalf of the Portfolio; for any mistake of law; for any act or omission by the Sub-Adviser, or for any losses sustained by the Trust, unless said error, mistake, act or omission by the Sub-Adviser is the result of willful misfeasance, bad faith or gross negligence in its performance under this agreement or reckless disregard of its obligations under this Agreement. The Sub-Adviser shall not be liable for any change in applicable law, which by its terms takes effect on a retroactive basis, and which, as a result, causes the Sub-Adviser to have failed to comply with such law in the performance of its duties under this Agreement during any period which such law has been retroactively applied.

     (b) The Sub-Adviser shall have no responsibility for and shall incur no liability to the Trust, any shareholder of the Trust or the Adviser relating to
(1) the selection or establishment by the Trust of its investment objectives, fundamental policies and restrictions; (2) the Trust's registration or duty to register with any government or governmental agency, (3) the administration of any plans, trusts or accounts investing through the Trust or (4) the Trust's compliance with requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code, except where the failure to comply with the provisions of the 1940 Act or Sub-chapter M of the Internal Revenue Code arises out of or results from the Sub-Adviser's performance of or failure to perform its duties under this Agreement. The Sub-Adviser shall not be liable for any act or omission of the Adviser or any custodian, broker, agent or other party selected by the Adviser to provide services for the Trust or the Portfolio, except such as arise from the Sub-Adviser's performance of or failure to perform its duties under this Agreement or of the Sub-Adviser's fiduciary duty to the Adviser or to the Trust.

     15. SERVICES TO OTHER CLIENTS. The Adviser and the Trust acknowledge and understand that the Sub-Adviser engages in an investment advisory business apart from managing the Portfolio. This will create conflict of interest with the Portfolio over the Sub-Adviser's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by the Sub-Adviser. The Sub-Adviser will attempt to resolve all such conflicts in a manner that is generally fair to all of its clients. The Adviser and the Trust confirm that the Sub-Adviser may give advice and take action with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the Portfolio so long as it is the Sub-Adviser's policy, to the extent practicable, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire any security for its or their own accounts or for the account of any other client if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in such security for the Portfolio.

     16. DISPUTES. The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that in the event of any dispute arising between or among the parties or any of their affiliates arising out of, relating to or in connection with this Agreement, such dispute shall be resolved exclusively by arbitration to be conducted only in San Francisco, California in accordance with the rules of the Judicial Arbitration and Mediation Service ("JAMS"), applying the laws of California. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes, regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS, that the arbitration award shall not include factual findings or conclusions of law and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction.

     17. DELIVERY OF BROCHURE. The Adviser and the Trust acknowledge that the Adviser and the Trust have received the Sub-Adviser's brochure required to be delivered under the Investment Advisers Act of 1940 ("Adviser's Act") (including the information in Part II of the Sub-Adviser's Form ADV). Upon written request, without charge, the Sub-Adviser agrees to deliver annually the Sub-Adviser's brochure required by the Advisers Act.

     18. NOTICES. Any notice under this Agreement shall be given in writing, addressed and delivered, telecopied with acknowledgment of receipt, or mailed postage prepaid, to the other parties hereto at the addresses set forth below:

         (a)     If to the Sub-Adviser:

                  Robertson, Stephens Investment Management, L.P.
                  555 California Street
                  San Francisco, CA 94104
                  Attention: Dana Welch, Esq.
                  Facsimile: (415) 676-2675

         (b)     If to the Adviser:

                  LPIMC Insurance Marketing Services
                  1755 Creekside Oaks Drive
                  Sacramento, CA 95833
                  Attention: Mr. George Nicholson

         (c)     If to the Trust:

                  LPT Variable Insurance Series Trust
                  1755 Creekside Oaks Drive
                  Sacramento, CA 95833
                  Attention: Mr. Jerry Tamura

LPT  VARIABLE  INSURANCE  SERIES  TRUST

By:_________________________________

Title:______________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:_________________________________

Title:______________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:_________________________________

Title:______________________________




                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST

     The following Portfolio of LPT Variable Insurance Series Trust is subject to this Agreement:

                 Robertson Stephens Diversified Growth Portfolio



                                    EXHIBIT B
                       LPT VARIABLE INSURANCE SERIES TRUST
                            SUB-ADVISORY COMPENSATION

     For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

     Robertson Stephens Diversified Growth Portfolio

     .70% of first $10 million on an annualized basis of average daily net assets under management

     .65% of next $25 million on an annualized basis of average daily net assets under management

     .60% of next $165 million on an annualized basis of average daily net assets under management

     .55% on an annualized basis of average daily net assets under management over and above $200 million.

LPT  VARIABLE  INSURANCE  SERIES  TRUST

By:  _______________________________

Title: _____________________________

LPIMC  INSURANCE  MARKETING  SERVICES

By:  _______________________________

Title: _____________________________

ROBERTSON,  STEPHENS  &  COMPANY
INVESTMENT  MANAGEMENT,  L.P.

By:  _______________________________

Title: _____________________________

A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.





                                      PROXY
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                                       OF
                       LPT VARIABLE INSURANCE SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 1999


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Robertson Stephens Diversified Growth Portfolio of LPT Variable Insurance Series Trust ("Trust") hereby appoints _______________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 20, 1999 at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

To approve a proposed new Sub-Advisory Agreement among Robertson, Stephens & Company Investment Management, L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust for the Robertson Stephens Diversified Growth Portfolio.


      FOR (            )     AGAINST (            )     ABSTAIN (           )



Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                                  Dated:  ____________________, 1999


                                  London Pacific Life & Annuity Company


                                  --------------------------------
                                  Name of Insurance Company


                                   ----------------------------------
                                   Name and Title of Authorized Officer


                                    ---------------------------------
                                    Signature of Authorized Officer


ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

LPLA SEPARATE ACCOUNT ONE

----------------------------------

----------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


----------------------------------






                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON APRIL 20, 1999

                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Robertson Stephens Diversified Growth Portfolio of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on April 20, 1999, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California and at any adjournment thereof, as indicated on page 2.



                           Dated:______________________________________, 1999


                           --------------------------------------------------
                                              Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE SHARES FOR WHICH IT HAS NOT RECEIVED INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below.
FOR          AGAINST       ABSTAIN
----        -----------    ------------


 [ ]          [ ]                [ ]               To approve a proposed new Sub-Advisory Agreement
                                                   among Robertson, Stephens & Company Investment
                                                   Management, L.P., LPIMC Insurance Marketing
                                                   Services and LPT Variable Insurance Series
                                                   Trust for the Robertson Stephens Diversified
                                                   Growth Portfolio.


                            IMPORTANT: Please sign on page 1.